UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2011

WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 29, 2011, Winland Electronics, Inc. (the “Company”) received a letter from NYSE Amex LLC (the “Exchange”) indicating that the Company is not in compliance with certain of the Exchange’s continued listing standards as set forth in Part 10 of the Exchange’s Company Guide (the “Company Guide”), and the Company has therefore become subject to the procedures and requirements of Section 1009 of the Company Guide.  Specifically, the Company was cited by the Exchange for noncompliance with the following section of the Company Guide:

•	Section 1003(a)(ii) – stockholders’ equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of the Company’s four most recent fiscal years.

In order to maintain its listing, the Company must submit a plan of compliance by December 29, 2011 addressing how it intends to regain compliance with Section 1003(a)(ii) by May 29, 2013 (the “Plan Period”).  The Company is taking steps to prepare and submit such a plan to the Exchange on or before December 29, 2011.  Corporate Compliance Department management of the Exchange will evaluate the Company’s plan and determine whether it reasonably demonstrates the Company’s ability to regain compliance with the continued listing standards within the specified timeframes.  If the Exchange accepts the Company’s plan, the Company may be able to continue its listing during the Plan Period, during which time the Company will be subject to periodic review to determine whether it is making progress consistent with its plan.  If the Company fails to submit a plan, the plan is not accepted, or the Company fails to demonstrate progress consistent with the plan accepted by the Exchange, the Exchange will initiate delisting procedures.

On December 5, 2011, the Company issued a press release regarding the letter received from the Exchange.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements: None.

(b) Pro forma financial information: None.

(c) Shell company transactions: None.

(d) Exhibits:

99.1 Press release dated December 5, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winland Electronics, Inc.

Date: December 5, 2011	By:	/s/ Brian D. Lawrence
Brian D. Lawrence
Chief Financial Officer and Senior Vice President

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
November 29, 2011	1-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM

99.1	Press release dated December 5, 2011.